EXHIBIT (g)

Consents.

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 4 to 5 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2017 (the “Consolidated Fiscal Year Financial Statements”), (ii) the Certificate of the Queensland Treasury Corporation, dated August 18, 2017, found on page 45 of the Consolidated Fiscal Year Financial Statements and (iii) the Management Report for the year ended June 30, 2017, found on page 50 of the Consolidated Fiscal Year Financial Statements, which Consolidated Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble Chief Executive Queensland Treasury Corporation

Date: January 22, 2018

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 4 to 5 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2017 (the “Consolidated Fiscal Year Financial Statements”), (ii) the Certificate of the Queensland Treasury Corporation, dated August 18, 2017, found on page 45 of the Consolidated Fiscal Year Financial Statements and (iii) the Management Report for the year ended June 30, 2017, found on page 50 of the Consolidated Fiscal Year Financial Statements, which Consolidated Fiscal Year Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley Chairman, Queensland Treasury Corporation

Date: January 22, 2018

CONSENT

I hereby consent to the use of the Auditor General’s title under the heading “Experts and Public Official Documents” in connection with the information specified with respect to the Auditor General under such heading and to the use of (i) the Report found on pages 46 to 49 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2017 (the “QTC Consolidated Fiscal Year Financial Statements”) and (ii) the Report found on pages 6-94 to 6-95 of the Government of Queensland’s Consolidated Financial Statements for the year ended June 30, 2017 (the “QLD Consolidated Fiscal Year Financial Statements”), which QTC Consolidated Fiscal Year Financial Statements and QLD Consolidated Fiscal Year Financial Statements are hereby filed as exhibits (c)(i) and (c)(ii), respectively, in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Brendan Worrall
Brendan Worrall Auditor-General, State of Queensland

Date: January 22, 2018